EXHIBIT 99.1
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Contact:   Sar  Ramadan
           Chief  Financial  Officer
           Insightful  Corporation
           206-283-8802  x509
           sramadan@insightful.com


          WORLD TRADE CENTER TRAGEDY WILL IMPACT INSIGHTUL'S FINANCIALS
            Q3 REVENUE AND PROFITABILITY WILL BE IMPACTED NEGATIVELY


SEATTLE - September 13, 2001 - INSIGHTFUL CORPORATION (NASDAQ: IFUL), a leading provider of scalable enterprise software solutions for data analysis, announced today that the company has lowered its expectations for this quarter's financial results due to expected deferrals and reductions in spending on software and services by financial firms as a result of the World Trade Center tragedy. Insightful revenues from the financial industry have been in excess of twenty-five percent of total revenues for the previous four quarters. To the extent available, the company will provide more information on potential impact in future quarters at its next quarterly earnings call. Any earlier indications of financial performance provided by the company should not be viewed as indicative of management's current estimates of future results.

ABOUT  INSIGHTFUL
Insightful Corporation (NASDAQ: IFUL) provides enterprises with scalable data analysis solutions that drive better decisions faster by revealing patterns, trends and relationships. The company is a leading supplier of software and services for statistics, data mining and predictive analysis, which expedite accurate decision-making and improve business performance.

Insightful's products, including S-PLUS(R), StatServer(R) and S-PLUS Analytic Server(TM), play a key role in data warehousing and business intelligence initiatives by delivering analytical tools and graphical reports that convert data into insight. Insightful also provides consulting, application development outsourcing, data integration and training focused on data analysis and predictive modeling. The company has been delivering data analysis solutions for over a decade to thousands of companies in financial services, pharmaceuticals, biotechnology, telecommunications and manufacturing, plus many research institutions.


                                    - more -
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Headquartered  in  Seattle,  Insightful  has  offices  in  New  York City, North
Carolina, France, Germany, and the UK with distributors around the world. For more information, visit www.insightful.com, email info@insightful.com or call 1-206-283-8802.

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NOTE  TO  INVESTORS  -  FORWARD  LOOKING  STATEMENTS

This release contains information about management's future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, but not limited to, the risks associated with distribution channels; the risks associated with international operations; the risks associated with acquisitions; the risks associated with investments in new products and services; and the ability to enhance current products and to introduce new products in a timely fashion. Please refer to the cautionary statements appearing in Insightful's Annual and Quarterly Reports and prospectus filed with the Securities and Exchange Commission for a discussion of these and other various factors that could cause Insightful's actual results to differ materially from those discussed in forward-looking statements.

Insightful, the Insightful logo, "intelligence from data" and S-PLUS Analytic Server are trademarks of Insightful Corporation. S-PLUS and StatServer are registered trademarks of Insightful Corporation. Other trademarks mentioned are the property of their respective owners.


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